CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" in the Statement of Additional Information and to the use of our reports dated March 1, 2012 and March 7, 2011, on the separate financial statements of CMG Mortgage Insurance Company and CMG Mortgage Assurance Company for the years ended December 31, 2011 and 2010, respectively, in the Registration Statement (Form N-4) and related Prospectus of CMFG Variable Annuity Account of CMFG Life Insurance Company.

/s/Ernst & Young LLP

Los Angeles, California
April 26, 2012